UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2017

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Ave., Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of an Acquisition or Disposition of Assets

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits.

SIGNATURES
EXHIBIT INDEX

Item 1.01	Entry into a Material Definitive Agreement
On April 9, 2017, T.A.S. Commercial Concrete Construction, LLC, a wholly owned subsidiary of Orion Group Holdings, Inc. ("Orion" or the "Company") entered into a Stock Purchase Agreement ("the Agreement") for the purchase of all the issued and outstanding shareholdings of Tony Bagliore Concrete, Inc. ("TBC"), a Texas corporation. The Company and the Seller, TBC, closed the purchase transactions on April 10, 2017 ("the closing date").

Upon the terms of and subject to the conditions set forth in the Agreement, the total aggregate consideration paid by the Company to the Seller for the interests was cash consideration of $6 million. If certain target considerations are met in future periods, an additional $2 million will become payable to the Seller.

Item 2.01	Completion of an Acquisition or Disposition of Assets
On April 10, 2017 the Company announced the acquisition of TBC for $6 million in cash. TBC is a full-service concrete contractor that provides turnkey services covering all phases of commercial concrete construction in Central Texas. In addition to the upfront purchase price, the sellers have an opportunity to earn an additional $2 million over a three year period based on achievement of certain financial targets.
Prior to this transaction, no relationship of any kind existed between the Seller or the Company or any of its affiliates, directors, officers or any associate of any director or officer of the Company.

Item 8.01	Other Events
A copy of our press release, dated April 10, 2017, announcing the purchase of TBC is attached hereto as Exhibit 99.1, and is incorporated by reference.

Item 9.01    Financial Statements and Exhibits.
The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of, and is incorporated by reference into, this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: April 13, 2017	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 10, 2017 announcing the Company's acquisition of TBC.
2.1
Stock Purchase Agreement dated April 9, 2017 by and among Anthony James Bagliore III and Lori Sue Bagliore and T.A.S. Commercial Concrete Construction, LLC (Schedules, exhibits and similar attachments to the Agreement that are not material have been omitted pursuant to Item 601 (b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the SEC upon request).